UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    Form 8-K

                                 Current Report
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

     Date of Report (Date of earliest event reported)     November 8, 2007
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                      Dynasil Corporation of America
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       (Exact name of registrant as specified in its charter)

          New Jersey                   000-27503         22- 1734088
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     (State or other                   (Commission     (IRS Employer
     jurisdiction of incorporation)    File Number) Identification No.)


                 385 Cooper Road, West Berlin, New Jersey 08091
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              (Address of principal executive offices)   (ZIP Code)

     Registrant's telephone number, including area code:  (856)-767-4600

                                Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
     General Instructions A.2. below):

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Section 1 - Registrant's Business and Operations

     Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
     Arrangements of Certain Officers.

          On November 8, 2007, the Registrant, Dynasil Corporation of America ("Dynasil"), entered into an agreement (the "Amendment Agreement") amending the Agreement of Employment effective October 1, 2004 (the "Original Agreement") between Dynasil and Craig T. Dunham, its President and Chief Executive Officer. The Original Agreement specified compensation for an initial three year term which ended September 30, 2007 and it also provided for unlimited one year extensions with compensation terms to be developed. Since the original agreement was signed, revenues for Dynasil have more than quadrupled and the market capitalization of the company is more than 50 times higher. Comparative salary data was used to make compensation adjustments which resulted in an increase in base pay and a reduction in the bonus payout formula. The Amendment Agreement modifies the Original Agreement for the next year with the following changes:

          (a)    Mr. Dunham's base salary is increased to $150,000 per year;
          (b) Mr. Dunham's bonus for fiscal 2008 will be 47% of a "Core Bonus" pool comprised of 15% of Dynasil's net profits before taxes after subtracting an amount equal to an 8% annual return on Dynasil's shareholders' equity. Mr. Dunham's bonus is payable on or before December 31, 2008 in such combination of cash or Dynasil stock as he shall specify; and
          (c)    Mr. Dunham's car or car allowance is eliminated.
          (d)    Otherwise, the Original Agreement continues in effect.


     Section 9 - Financial Statements and Exhibits

     Item 9.01. Financial Statements and Exhibits.

     EXHIBIT INDEX

     (c)  Exhibits

        10.1  Employment Agreement Amendment by and between Dynasil and Craig
     T. Dunham effective as of November 8, 2007.


                      SIGNATURES

          Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DYNASIL CORPORATION OF AMERICA
                                     (Registrant)

     Date:                      By

     Craig T. Dunham
     President